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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                       __________________________________

                               December 30, 1999
                               ------------------
                                 Date of Report


                          DOLLAR FINANCIAL GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


       New York                     333-18221                  13-2997911

(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)          Identification Number)

       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
           (Address of principal executive offices)        (zip code)

                                 (610) 296-3400
                                 --------------
               Registrant's telephone number, including area code
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Item 1.     Not Applicable
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Item 2.     On December 15, 1999, Dollar Financial Group, Inc. ("Company") and
            Dollar Financial U.K. Limited, an indirect subsidiary of the Company, entered into a Purchase Agreement for the sale and purchase of shares with Edward Ford and others, to acquire all of the outstanding shares of Cash Centres Corporation Limited, which operates 5 company owned stores and 238 franchises in the United Kingdom. The aggregate purchase price for this acquisition was $8.4 million and was funded through the Company's revolving credit facility.


Items 3-6.  Not Applicable
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            The financial statements, pro forma financial statements and the purchase agreement required by Item 7 of Form 8K will be filed by amendment to this Form 8K on or before February 28, 2000.

Item 8.     Not Applicable
            --------------
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                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 30, 1999.

                              DOLLAR FINANCIAL GROUP, INC.
                              a New York corporation



                              By:    /s/ Richard S. Dorfman
                                     -------------------------------
                              Name:  Richard S. Dorfman
                              Title: Executive Vice President and
                                     Chief Financial Officer